                                                                    Exhibit 10.3

                            STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT, dated as of February 9, 1998, by and among Tele-Communications, Inc., a Delaware corporation ("TCI"); John C. Malone, a resident of Colorado ("JCM"); Leslie Malone, a resident of Colorado ("LM"); Gary Magness, a resident of Colorado, both in any Representative Capacity (as defined in Exhibit A to this Agreement) and individually ("Gary"); Kim Magness, a resident of Colorado, both in any Representative Capacity (as defined in Exhibit A to this Agreement) and individually ("Kim"); the Estate of Bob Magness (the "Bob Estate"); the Estate of Betsy Magness (the "Betsy Estate"); and each individual or entity which hereafter becomes a party to or bound by this Agreement in accordance with its terms.

                                    PREAMBLE

     TCI, JCM, Gary, Kim, the Bob Estate and the Betsy Estate are, together with certain other persons, the parties to a certain Agreement, effective as of January 5, 1998 and titled "AGREEMENT RE: SETTLEMENT OF MAGNESS ESTATE LITIGATION" (the "Settlement Agreement").

     This Agreement is the "Shareholders' Agreement" referred to in the Settlement Agreement, and each party to this Agreement has independently concluded that the execution, delivery and performance of this Agreement is in his, her or its best interests.

     In consideration of the foregoing premises and the covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.1         Defined Terms.  Capitalized terms used in this
                         -------------
Agreement have the respective meanings given them in Exhibit A.

     Section 1.2         Certain Rules of Construction.  Certain rules for the
                         -----------------------------
interpretation and construction of this Agreement are contained in Section 6.1.
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                                   ARTICLE II

                                VOTING OF SHARES
                                ----------------

      Section 2.1        Board Representation of Magness Group.   (a)  Subject
                         -------------------------------------
to subsections 2.1(b), 2.1(c) and 2.1(d), in each election of directors of any Company (whether at a meeting or by written consent in lieu of a meeting or otherwise), JCM (or his legal representative, if he is incapacitated) will vote or cause to be voted all High Vote Shares Beneficially Owned by him for the election as one of the directors of such Company (the "Designated Director" of such Company) either Kim Magness or another individual designated by the Magness Group, provided that the following requirements are satisfied:

          (i) Kim Magness will be the Magness Group's initial nominee as the Designated Director of TCI. Not later than the tenth day after the Magness Group Representative receives written notice from JCM or such Company of the intended mailing (at any time after the date of this Agreement) of notice to stockholders of any Company of a meeting for the purpose of electing directors, the Magness Group Representative shall notify each of JCM, TCI and such Company in writing of the name of the individual designated by the Magness Group as their nominee as Designated Director. If no such notice is given on a timely basis, JCM, TCI and such Company may for all purposes treat the then incumbent individual, if any, then serving as the Designated Director of such Company as the nominee designated by the Magness Group for election as Designated Director in such election.

          (ii) No Company nor JCM shall be required to nominate, appoint, elect reappoint, reelect or vote for the election, appointment, reelection or reappointment of any individual serving or nominated to serve as the Designated Director of any Company if, in the good faith judgment of the Board of Directors of such Company or JCM, (A) there has been any action or omission by such Person or any other event or circumstance affecting or existing with respect to such Person that would constitute cause for removal of a director of a business corporation under the laws of the jurisdiction of incorporation of such Company, (B) such individual does not, at the time of nomination and at the time of election or appointment, meet all eligibility requirements under applicable law and of NASDAQ or any stock exchange on which securities of such Company are listed or quoted or (C) such individual is directly or indirectly a director, officer or Affiliate of any Entity that directly or indirectly competes with any significant business of any Company or any Affiliate of any Company. JCM or such Company shall give the Magness Group Representative prompt written notice of any

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               determination by him or it that any nominee of the Magness Group is disqualified under the terms of this clause (ii), and the Magness Group Representative may, within five Business Days after such notice is given, nominate a substitute who meets the requirements of this clause (ii). For purposes of this clause
               (ii) the fact that Kim Magness or another nominee as a Designated Director commenced the actions and proceedings referred to in the Settlement Agreement shall not itself be a disqualification of any of the kinds referred to above in this clause.

        (iii) If any individual proposed by the Magness Group Representative to serve as the Designated Director of any Company who satisfies the requirements set forth in clause (ii) above is not nominated by the Board of Directors of that Company for election or is not appointed to fill a vacancy contemplated by subsection 2.1(b), but such individual is nominated on a timely basis by the Magness Group Representative in a manner permitted by applicable law and the certificate of incorporation and by-laws of that Company, JCM shall (subject to the terms and conditions set forth in this Section 2.1) vote all High Vote Shares Beneficially Owned by him for the election of such individual as one of the directors of such Company.

     (b) Subject to subsections 2.1(a), 2.1(c) and 2.1(d), in the event of any vacancy in the office of Designated Director of any Company results from the resignation, death or removal of the incumbent Designated Director and if the Board of Directors of that Company has the legal authority to fill the vacancy for the balance of that incumbent's term with a substitute appointed by such Board, JCM and the Magness Group Representative will use their respective best efforts to cause such Board to exercise that authority and fill the vacancy with an individual designated by the Magness Group Representative in a written notice delivered to Malone not later than three Business Days after such vacancy occurs.

     (c) For the sake of certainty, subsections 2.1(a) and 2.1(b) are intended to create obligations or rights with respect to only one Designated Director for each Company. Without limiting the generality of the foregoing sentence, in the event that the Board of Directors of any Company is or shall be classified, neither JCM nor any Company will be obligated to nominate, elect, appoint or vote for more than one Designated Director for the entire Board of Directors, and the requirements of subsections 2.1(a) and 2.1(b) will apply only to the election of the members of the class that includes such sole Designated Director.

     (d) The parties acknowledge and agree that the directors of each Company are or may be subject to fiduciary duties to stockholders or other security holders under mandatory provisions of law. In addition, although this Section
2.1 is intended (subject to its express terms and conditions) to bind JCM to vote High Vote Shares Beneficially Owned by him if, as and when required by this

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Agreement, the parties recognize and agree that nothing contained in this
Agreement constitutes a guarantee or other assurance that any nominee of the Magness Group as the Designated Director of a Company will be elected or remain in office.

          Section 2.2    Voting on Other Matters.
                         -----------------------

     (a) In the case of any matter (other than the election or appointment of a Designated Director subject to Section 2.1) submitted or to be submitted to a vote or the written consent of, or other action by, the holders of any class or series of High Vote Shares of any Company at a time when any member of the Magness Group and any member of the Malone Group Beneficially Own any such High Vote Shares, JCM, on behalf of the Malone Group, and the Magness Group Representative, on behalf of the Magness Group, will use their reasonable efforts to consult with each other in advance concerning the manner in which
each Group will vote or otherwise act with respect to such matter.   Subject to
the next sentence, if such Persons are unable to reach unanimous agreement concerning the manner in which each Group will vote or otherwise act with respect to such matter, each member of the Malone Group and each Member of the Magness Group will vote or otherwise act with respect to such matter in the manner directed by JCM. If JCM shall fail in any material respect to vote for any qualified nominee of the Magness Group as Designated Director for any Company if, as and when required by Section 2.1 or if the directors of any Company fail to fill any vacancy referred to in Section 2.1(b) with the substitute proposed as provided therein, then unless such failure is the result of the failure of such nominee to agree to serve or otherwise caused by any act or omission of such nominee or any member of the Magness Group, the members of the Magness Group shall have complete discretion in determining the manner in which they will vote their High Vote Shares in such Company with respect to any such matter that is submitted to the holders of such High Vote Shares (and the rights and powers granted to JCM with respect to such High Vote Shares in subsection 2.2(b) shall be suspended) unless and until JCM or such directors shall correct such failure by voting for or appointing the Magness Group's nominee on a subsequent occasion or otherwise.

     (b) In furtherance of the purposes and intent of this Section, each member of the Magness Group hereby grants to JCM or to his designee(s), with full power of substitution, an irrevocable proxy to vote, in person or by proxy and at any annual or special meeting of stockholders (or adjournment thereof), by written consent or otherwise, all High Vote Shares in each and every Company (whether now existing or hereafter created) now or at any time hereafter Beneficially Owned by such member. Each member of the Magness Group affirms and agrees that such proxy is coupled with an interest and, to the maximum extent permitted by applicable law, is irrevocable and shall survive the disability, incapacity, bankruptcy, insolvency, dissolution, liquidation or death of such member and shall extend to such member's heirs, successors, assigns and legal representatives. Each member of the Magness Group hereby ratifies and confirms all that JCM or his designee(s) or substitute(s) may lawfully do or cause to be done by virtue of such proxy. Each member of the Magness Group agrees to execute any separate form of proxy, written consent to

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action or other instrument that JCM may at any time and from time to time reasonably request in order to evidence such member's proxy and to carry out the purposes and intent of this Section.

      Section 2.3   Other Actions.  Each party to this Agreement agrees that
                    -------------
whenever this Agreement requires any action on the part of any party in his capacity as a holder of any High Vote Shares of any Company, such party will, solely in such capacity, take all steps reasonably necessary to make such action effective, including attending and voting at any meeting of stockholders (or any adjournment thereof) all shares of High Vote Shares held by such party in favor of such action, or executing or causing to be executed, as promptly as practicable, a consent in writing to the taking of such action.

                                  ARTICLE III

                           ACQUISITION OPPORTUNITIES
                           -------------------------

      Section 3.1        Participation Offer.
                         -------------------

     (a) Subject to the terms and provisions of this Article III, if JCM shall hereafter acquire, and shall determine to exercise, any right (an "Acquisition Right") to acquire any Equity Securities or any Rights to acquire any Equity Securities of any Covered Issuer from such Covered Issuer or any third-party which is not a Related Party or Affiliate of JCM (collectively, "Subject Securities"), other than an Exempt Acquisition Right, JCM shall promptly notify the Magness Group Representative of such Acquisition Right and shall either offer or cause such Covered Issuer or third party to offer to the Magness Group (a "Participation Offer"), in the manner hereinafter set forth, the opportunity to acquire, collectively and on economic terms on a per share or per security basis that are substantially identical to those offered to JCM, up to, but in no event more than the number or amount (as appropriate) of Subject Securities equal to the product obtained by multiplying the total number or amount (as appropriate) of such Subject Securities as to which JCM exercises such Acquisition Right by a fraction the numerator of which is the total number of High Vote Shares Beneficially Owned by any and all members of the Magness Group as of the date the applicable Participation Notice is given and the denominator of which is the sum of (i) the total number of High Vote Shares Beneficially Owned by any and all members of the Magness Group as of such date plus (ii) the total number of High Vote Shares Beneficially Owned by any and all members of the Malone Group as of such date. If, when and to the extent the options to acquire shares of TCI capital stock created in favor of JCM by the June 16 Stock Transaction (as defined in the Settlement Agreement) are exercised, they shall collectively constitute an Acquisition Right subject to this Article III, but the number of shares which are Subject Shares with respect to such Acquisition Right shall be reduced by the number of TCI Low Vote Shares that the Betsy Estate has the right to exchange pursuant to numbered paragraph 24 of the Settlement Agreement. The term Acquisition Right includes any right of JCM (if and to the extent exercised) to acquire Equity Securities of a Covered Issuer in connection with a "going private" transaction involving that Covered Issuer.

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     (b) The Magness Group may exercise in whole or in part its rights under
Section 3.1(a) with respect to any Acquisition Right. Subject to the terms and conditions set forth Section 3.2, the Subject Securities that the Magness Group shall be entitled to acquire with respect to any Participation Offer may be allocated among the members of the Magness Group in any manner in which they agree among themselves. Without limiting the generality of Section 6.2, the members of the Malone Group and each Covered Issuer shall be entitled to rely exclusively and conclusively on information provided by the Magness Group Representative as to any such allocation or other matters in connection with the exercise of the rights of the Magness Group under this Article III and shall not, in any event, have any liability to any member of the Magness Group as a result of such reliance.

     Section 3.2        Notices of Acceptance and Other Procedural Matters.
                        --------------------------------------------------

     (a) Unless JCM and the Magness Group Representative otherwise agree, in order to accept a Participation Offer, the Magness Group members must, on or before the date of execution and delivery by JCM (or any of his Controlled Affiliates or designees), execute and deliver to the Covered Issuer or the third-party referred to in Section 3.1(a), as the case may be, all of the agreements, instruments and other documents required to be executed and delivered by JCM (or any of his Affiliates or designees) in connection with the exercise of the relevant Acquisition Right; provided that the representations,
                                            --------
warranties, covenants, conditions and other terms and provisions thereof are substantially identical on a per share or per security basis as the terms and conditions of any such agreements, instruments and other documents required to be executed and delivered by JCM (or any of his Controlled Affiliates or designees), subject to any variations customary in similar transactions to reflect differences in the sizes of participations and other differences in the particular circumstances of such participants.

     (b) In order to accept any opportunity presented to the Magness Group by JCM pursuant to Section 3.1, the Magness Group Representative must give a written notice of acceptance to JCM, not later than 21 days after JCM gives the Magness Group Representative written notice of such opportunity. If the Magness Group does not duly elect on a timely basis to accept any Participation Offer for all or any portion of its allocated number or amount of the Subject Securities, or in the event any unexcused default by any member of the Magness Group in purchasing all of such Subject Securities if, as and when required by the terms of the agreements, instruments and documents executed and delivered pursuant to subsection 3.2(a), then in addition to any other rights or remedies otherwise available to the Covered Issuer, any third-party offeror, JCM or any other Person participating in that or a related transaction, (i) the Covered Issuer or third-party referred to in Section 3.1(a), as the case may be, may sell or otherwise dispose of the Subject Securities that the Magness Group does not elect to acquire or fails to purchase to JCM or any other Person and on any terms selected by it in its absolute discretion, without being required to re-offer such Subject Securities to the Magness Group, (ii) JCM shall be relieved of all further obligations or liabilities to the Magness Group pursuant to this
Article III with respect to that Acquisition Right and (iii) in

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the case of any such unexcused default by any member of the Magness Group, JCM also will be relieved of all further obligations or liabilities to such defaulting member with respect to any future Acquisition Right.

     (c) Without limiting the generality of subsection 3.2 (a), (i) if an Acquisition Right is in conjunction with the borrowing of money from JCM or any of his Affiliates or Related Parties, then no member of the Magness Group shall have any right to participate therein unless such member (or its Affiliates) purchases or participates, on a pro rata basis, in the related financing on the
                                --- ----
same basis as JCM or any of his Affiliates or Related Parties or (ii) if an Acquisition Right is part of a larger transaction or one of a series of related transactions pursuant to which JCM or any of his Affiliates or Related Parties have agreed (or are required to agree in order to exercise such Acquisition Right) to provide consideration or make commitments or undertakings beyond simply paying the purchase price for the Equity Securities that are subject to such Acquisition Right, then no member of the Magness Group shall have any right to participate therein unless such member (or its Affiliates) agrees to and has the ability to provide the same consideration, make the same commitments and undertakings and, in general, consummate such larger transaction or series of related transactions on substantially the same per share or per security basis as JCM or any of this Affiliates or Related Parties.

                                   ARTICLE IV

                        TAG-ALONG AND DRAG-ALONG RIGHTS
                        -------------------------------

     Section 4.1   Tag-Along Right.
                   ---------------


     (a) Subject to the terms and conditions set forth in this Section 4.1, if, at any time after the date of this Agreement, any member of the Malone Group (a "Selling Stockholder") proposes to Transfer to any Person(s), including TCI or any of its Affiliates (the "Prospective Purchaser"), any TCI High Vote Shares of any class or series, other than in an Exempt Transfer, such Selling Stockholder shall not consummate or enter into a binding agreement to consummate such sale unless the Prospective Purchaser, one or more members of the Malone Group, any other Person or Persons designated by JCM or any combination of the foregoing (in any such case, the "Buyers") shall offer to purchase TCI High Vote Shares of the same class or series that were Beneficially Owned by any one or more members of the Magness Group as of the date of the applicable Tag-Along Notice and that at all times thereafter continue to be owned by one or more members of the Magness Group until sold pursuant to this Section ("Eligible Shares"). In no event will Eligible Shares include any TCI High Vote Shares the Beneficial Ownership of which is acquired after the date the Tag-Along Notice is given or which cease to be Beneficially Owned by a member of the Magness Group at any time prior to the sale and purchase of such TCI High Vote Shares pursuant to this Section 4.1.

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     (b) Prior to any sale by any Selling Stockholder subject to subsection
4.1(a), such Selling Stockholder or JCM shall give the Magness Group Representative a written notice (the "Tag-Along Notice") that shall set forth:
(i) the number of TCI High Vote Shares subject to the proposed sale; (ii) the name and address of the Prospective Purchaser; and (iii) the proposed amount and kind(s) of consideration (including a good faith estimate of the value of any non-cash consideration) and terms and conditions of payment offered by the Prospective Purchaser. The Magness Group may exercise its tag-along right under this Section 4.1 by delivery to JCM, within 21 days after the date the applicable Seller's Notice is given, of a written notice (the "Tag-Along Exercise Notice") signed by the Magness Group Representative and stating the aggregate number of Eligible Shares that the Magness Group proposes to include in the proposed sale (which number may not exceed the number determined under subsection (c) of this Section 4.1)(the "Tag-Along Shares"), as well as the name of each member of the Magness Group who will participate in such sale and the number of Tag-Along Shares allocated to each such participating member. If no Tag-Along Exercise Notice is received during such ten-day period or if any one or more members of the Magness Group otherwise fail to comply with the requirements set forth in this Section 4.1, each Selling Stockholder will have the right for 180 days thereafter to effect or enter into a binding agreement to effect the proposed sale, provided that the terms and conditions relating to the amount, kind and payment of consideration are not materially more favorable to the Selling Stockholder than those stated in the Tag-Along Notice (or any subsequent communication by JCM with the Magness Group or the Magness Group Representative). Notwithstanding the foregoing, if a proposed sale is subject to the receipt of any regulatory approval or expiration of any waiting period under applicable law, the time period during which such sale may be consummated or such binding agreement may be entered into shall be extended until the expiration of five Business Days after all such approvals have been received and all such waiting periods have expired, but in no event shall such time period exceed an additional 180 days.

     (c) The aggregate number of Eligible Shares of any class or series as to which the Magness Group, collectively, shall be entitled to exercise the tag-along right under this Section 4.1 with respect to any transaction referenced in any Tag-Along Notice shall be up to, but in no event more than the product obtained by multiplying the total number of TCI High Vote Shares of such class or series that the Prospective Purchaser is willing to purchase from the members of the Malone Group and the members of the Magness Group, collectively, by a fraction the numerator of which is the total number of Eligible Shares of that class or series Beneficially Owned by any and all members of the Magness Group as of the date the applicable Seller's Notice is given and the denominator of which is the sum of (i) the total number of Eligible Shares of that class or series Beneficially Owned by any and all members of the Magness Group as of such date plus (ii) the total number of TCI High Vote Shares of that class or series Beneficially Owned by any and all members of the Malone Group as of such date. Subject to the terms and conditions set forth in this Section 4.1, the total number of Tag-Along Shares that the Magness Group shall be entitled to sell with respect to any transaction referenced in any Tag-Along Notice may be allocated among the members of the Magness Group in any manner in which they agree among themselves. Without limiting the

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generality of Section 6.2 the members of the Malone Group and the Prospective
Purchaser shall be entitled to rely exclusively and conclusively on information provided by the Magness Group Representative as to any such allocation or other matters in connection with the exercise of the rights of the Magness Group under this Section 4.1 and shall not, in any event, have any liability to any member of the Magness Group as a result of such reliance. The Magness Group shall be entitled to exercise the tag-along right under this Section 4.1 only with respect to issued and outstanding Tag-Along Shares held by participating members of the Magness Group and shall not be entitled to exercise such right with respect to any Eligible Shares underlying any unexercised Rights.

     (d) Any purchase of Tag-Along Shares from the Magness Group pursuant to this Section 4.1 shall be on terms and conditions relating to the kind, amount and terms of payment of consideration for such Tag-Along Shares that are substantially identical, on a per share or per security basis, to the terms and conditions offered by the Prospective Purchaser to the Selling Stockholder.

     (e) Any member of the Magness Group who desires to exercise its rights under this Section 4.1 must (i) agree and be able to sell to the Buyers good and marketable title to the Tag-Along Shares proposed to be sold, free and clear of all liens and restrictions (other than any applicable restrictions on transfer of such Tag-Along Shares by the Buyers under the federal securities laws), (ii) satisfy, as of the time of the closing of the sale by the Selling Stockholder to the Prospective Purchaser, any and all conditions to the sale by such member to the Buyers that are substantially identical to those required to be satisfied by the Selling Stockholder (other than any conditions that relate uniquely to the Selling Stockholder) and (iii) make or provide to or for the benefit of the Buyers representations, warranties, covenants and indemnities that are substantially identical to those required to be made or provided by the Selling Stockholder to or for the benefit of the Prospective Purchaser (other than any representations and warranties that relate uniquely to the Selling Stockholder).

     (f) Any amendments, modifications or waivers of the terms and conditions on which the Selling Stockholder proposes or agrees to sell TCI High Vote Shares to a Prospective Purchaser occurring after the conclusion of the ten-day period referred to in subsection 4.1(b) shall not be deemed to require that such transaction be re-offered to the Magness Group unless the effect of such amendment, modification or waiver is to make the terms of such sale materially more favorable to the Selling Stockholder than the terms set forth in the last Tag-Along Notice delivered prior to the conclusion of such period, and no increase or decrease in the market value of the consideration offered in any such sale shall constitute an amendment, modification or waiver of any provision of such sale requiring further compliance with the provisions of this Section 4.1.

     (g) Subject to the terms and conditions contained in any agreement entered into with the Buyers, and without limiting any other rights or remedies that any Prospective Purchaser, Buyer or member of the Malone Group may have, in the event that any member or members of the Magness Group fail to satisfy on a timely basis any condition to consummation of the purchase of any Tag-

                                       9
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Along Shares by the Buyers, the Tag-Along Shares proposed to be sold by such member or members of the Magness Group shall be excluded from such sale, and the members of the Malone Group shall be entitled to substitute additional TCI High Vote Shares owned by them in place of such excluded Tag-Along Shares.

     (h) Nothing contained in this Section shall obligate JCM, any Selling Stockholder, any Prospective Purchaser or any Buyer to consummate any sale contemplated by this Section 4.1 and (subject to the terms of any binding definitive sale agreement which may be entered into) such proposed sale may be abandoned by such Persons at any time, whether before or after the giving of any Tag-Along Notice or Tag-Along Exercise Notice.

     (i) If the decision of JCM to pursue any sale that otherwise would be subject to this Section 4.1 is a result of any judgment, order or decree requiring a sale or other Disposition by any or all members of the Malone Group of any of its or their High Vote Shares of or other interests in such Company or imposing penalties or sanctions upon any member of the Malone Group, any Company or any Affiliate of either if such interests are maintained and if, in the good faith opinion of JCM, compliance with the time periods, procedures or other provisions of this Section 4.1 would be inconsistent with such judgment, order or decree or with avoiding any such penalties or sanctions, then JCM may, with the consent of the Magness Group Representative (which consent shall not be withheld unreasonably), modify or forego strict compliance with such time periods, procedures and provisions so long as the essential purpose and intent of this Section 4.1 are preserved.

     Section 4.2    Drag-Along Right.
                    ----------------

     (a) For purposes of this Section 4.2, the term "Approved Sale" shall mean any proposal made or approved by JCM to Transfer to any Person(s), including any Company or any Affiliate of any Company (a "Drag-Along Purchaser"), in one transaction or a series of transactions, either all or substantially all of the High Vote Shares of any Company Beneficially Owned by him, or substantially all of the business or assets of any Company, in either case regardless of whether such transaction or series of transactions take the form of or include a merger or consolidation, a sale of all or substantially all of assets of such Company, a sale of outstanding capital stock or another type of transaction.

     (b) If JCM at any time proposes an Approved Sale, the members of the Magness Group (the "Other Stockholders") will, subject to the terms and conditions set forth in this Section 4.2, consent to, vote for, participate in and raise no objections against such Approved Sale and will take all reasonable actions in connection with the consummation of such Approved Sale requested by JCM or the Drag-Along Purchaser. If the Approved Sale is structured as a sale of outstanding High Vote Shares of any class or series (an "Approved Stock Sale"), each such Other Stockholder must elect to either (i) convert into Low Vote Shares of the issuer all High Vote Shares of each affected class or series then owned by such Other Stockholder or thereafter acquired by such Other Stockholder

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

upon any exercise of any Rights to acquire any High Vote Shares or (ii) agree to sell or otherwise Dispose of all of the High Vote Shares of such class or series Beneficially Owned by such Other Stockholder (including any such High Vote Shares issuable upon exercise of any unexercised Rights held by such Other Stockholder) on terms and conditions substantially identical, on a per share or per security basis, to those applicable to the High Vote Shares of such class or series Beneficially Owned by JCM. If any such Other Stockholder elects the option described in clause (ii) of the immediately preceding sentence, the purchase price payable for any High Vote Shares issuable upon exercise of any unexercised Rights held by such Other Stockholder shall be reduced by the amount of cash or the fair market value of any other consideration that would be payable by a holder thereof upon exercise.

     (c) Without limiting the generality of subsection 4.2(b), if any Approved Sale is structured as a sale of stock, each Other Stockholder will, subject to the terms and conditions of this Section 4.2, enter into the same form of sale agreement as the members of the Malone Group participating in such sale, and provide the purchaser with such representations and warranties as to such Other Stockholder's power and authority to sell and its ownership of the securities being sold by such Other Stockholder to such purchaser, with such covenants and with such indemnification for breach of such representations, warranties and covenants as are customarily given by selling stockholders in similar transactions. In the event any dispute arises over whether the form of any such requested representations, warranties, covenants or indemnities is considered customary in such transactions, such dispute shall promptly be submitted to a law firm reasonably satisfactory to the Magness Group Representative and JCM, whose determination shall be binding upon the parties.

     (d) Nothing contained in this Section 4.2 shall obligate JCM, any member of the Malone Group, any Company or any Drag-Along Purchaser to consummate any proposed Approved Sale and, subject to the terms of any binding definitive agreement for an Approved Sale which may be entered into, any such proposed Approved Sale may be abandoned by any or all of such Persons at any time.

     (e) If the decision of JCM to pursue an Approved Sale with respect to any Company is a result of any judgment, order or decree requiring a sale or other Disposition by any or all members of the Malone Group of its or their interests in such Company or imposing penalties or sanctions upon any member of the Malone Group, any Company or any Affiliate of either if such interests are maintained and if, in the good faith opinion of JCM compliance with the time periods, procedures or other provisions of this Section 4.2 would be inconsistent with such judgment, order or decree or with avoiding any such penalties or sanctions, then JCM may, with the consent of the Magness Group Representative (which consent shall not be withheld unreasonably), modify or forego strict compliance with such time periods, procedures and provisions so long as the essential purpose and intent of this Section 4.2 are preserved.

                                   ARTICLE V

               CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS
               -------------------------------------------------

     Section 5.1.   Representations and Warranties.  Each party to this
                    ------------------------------
Agreement represents and warrants to each other party that:

     (a) Such party has the legal right and capacity, and all requisite power and authority, to make and enter into this Agreement and to perform its obligations hereunder and to comply with the provisions hereof. The execution, delivery and performance of this Agreement by such party has been duly authorized by all necessary action on the part of such party. This Agreement has been duly executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

     (b) The execution, delivery and performance of this Agreement by such party, and the compliance by such party with the provisions hereof, do not and will not (with or without notice or lapse of time, or both) conflict with, or result in any violation of, or default under, or give rise to any right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such party or any of its properties or assets, other than any such conflicts, violations, defaults, or other effects which, individually or in the aggregate, do not and will not prevent, restrict or impede such party's performance of its obligations under and compliance with the provisions of this Agreement. If such party is an Entity, the execution, delivery and performance of this Agreement by such party does not and will not contravene the charter, bylaws or other organizational documents of such party.

     Section 5.2.   Revocation of Any Prior Proxies;No Impairment.  Other than
                    ----------------------------------------------
the BT Proxy, each member of the Magness Group or the Malone Group hereby revokes all proxies and voting instructions, if any, with respect to any High Vote Shares previously given by such Person and agrees that, except as permitted by this Agreement, such member will not grant or give any other proxies or voting instructions with respect to any High Vote Shares of any Company, enter into any voting trust or other arrangement or agreement with respect to the voting of any High Vote Shares of any Company now owned or hereafter acquired by such Person, or agree, in any manner, to vote or dispose of any such High Vote Shares of any Company in any manner other than as provided herein or in an applicable Call Agreement. No party, by entering into or amending any agreement, any transfer of securities or assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or any Call Agreement applicable to such party or any securities Beneficially Owned by such party. The term "BT Proxy" means the voting rights granted to Bankers Trust Company in the event of an exercise of remedies under a Permitted Pledge of certain TCI High Vote Shares. The members of the Magness Group represent and warrant to the Company and the members of the Magness Group that the BT Proxy (including the terms and conditions of use of the BT Proxy) is in a form customary for similar arm's length loan transactions between similarly situated parties.

     Section 5.3.   Reasonable Efforts.  Each party to this Agreement shall use
                    ------------------
reasonable efforts to take, or cause to be taken, all lawful actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all lawful things, necessary, proper or advisable to carry out the intent and purposes of this Agreement, including (i) applying for, obtaining and maintaining in effect all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) obtaining all other necessary consents, approvals or waivers from third parties, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the legality or validity of this Agreement or any part hereof, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iv) executing and delivering any additional instruments necessary to carry out the intent and purposes of this Agreement; provided, however, that nothing in this Section 5.2 shall require any such party to agree to, approve or otherwise be bound by or satisfy any condition of any kind referred to in Section 6.3 or to agree to any change to or waiver of the terms of this Agreement or either Call Agreement or any waiver of any breach or violation hereof or thereof or any rights or remedies with respect thereto. Without limiting the generality of the foregoing, the parties will cooperate with each other in seeking to structure any Approved Sale in the most tax-efficient manner reasonably possible, consistently with the essential purposes and intent of the applicable provisions of this Agreement.

     Section 5.4    Covenants Regarding Dispositions.
                    --------------------------------

     (a) Except for Exempt Transfers, no member of the Malone Group or the Magness Group shall sell, convey, exchange, pledge, hypothecate, give, donate, distribute, assign or otherwise transfer, whether voluntarily, involuntarily, directly or indirectly, any High Vote Shares of any Company, any Rights to acquire any shares of or any voting or dispositive rights with respect to any High Vote Shares of any Company or any other securities subject to this Agreement or any Call Agreement, whether voluntary or involuntary and whether directly or indirectly (any such action being referred to as a "Disposition"), unless (i) such Disposition is made in accordance with all applicable provisions of this Agreement and any applicable Call Agreement, and (ii) prior to consummation of such Disposition each Person to whom any such Disposition is made shall agree in writing to be bound by the provisions hereof applicable to members of the same Group as the transferor; provided, however, that clause (ii) of this sentence shall not apply to any Disposition that is an "Exempt Transfer" under any provision of this Agreement or the applicable Call Agreement unless such provision expressly requires that the transferee become a party hereto or thereto. Any purported Disposition in violation of this Agreement shall be null and void and of no force or effect, and each party agrees that the issuer of the securities involved in any such Disposition may (and may direct each registrar and transfer agent, if any, for such securities to) refuse to register or record any such purported Disposition on its transfer and registration books and records or to otherwise recognize such purported Disposition. For the sake of certainty, the term "Disposition" includes any distribution or other Disposition of any securities subject to this Section by the Bob Estate or the Betsy Estate to any of the decedent's heirs or any other Person.

     (b) If, notwithstanding the foregoing, any purported Disposition in violation of this Agreement is made, then (in addition to any other rights or remedies of the parties hereto) the provisions of this Agreement (including this Section) shall apply to each transferee and all securities involved in such Disposition as fully as if such transferee were a party to this Agreement and bound by all of the provisions hereof that are or were applicable to the Person making such Disposition, whether or not such transferee is required to or shall formally agree to become a party to or be bound by this Agreement.

     (c) If, notwithstanding the foregoing, any purported Disposition in violation of this Agreement is held by a court of competent jurisdiction upon entry of a final judgment or order to be effective, the parties intend that, to the maximum extent permitted by applicable law, the provisions of this Agreement (including this Section) shall apply to each transferee and all securities involved in such Disposition as fully as if such transferee were a party to this Agreement and bound by all of the provisions hereof which were applicable or intended to be applicable to the Person making such Disposition, whether or not such transferee is required to or shall formally agree to be a party hereto.

     Section 5.5.   Addition of Spin-Off Companies as Parties.  If any Spin-Off
                    -----------------------------------------
Company is created after the date of this Agreement, the parties will use their respective reasonable efforts to cause such Spin-Off Company to agree in writing to become a party to this Agreement and to be bound by the provisions hereof applicable to Companies generally. If such Spin-Off Company does not so agree, the parties agree that the provisions of this Agreement that are applicable to the High Vote Shares or other securities of Companies generally shall continue to apply to the parties and the parties will use their good faith, reasonable efforts to negotiate and agree upon any appropriate and equitable modifications to such provisions reasonably required in order to carry out the intent and purposes of such provisions as they relate to such Spin-Off Company, so far as may be possible and reasonably practicable given the failure of such Spin-Off Company to become a party to this Agreement.

                                  ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

     Section 6.1.   Terms Generally; Certain Rules of Construction.
                    ----------------------------------------------

     (a) The definitions in Exhibit A shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word "or" is not exclusive and means "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "herein", "hereof" and "hereunder" and words of similar import refer to this Agreement in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to Sections, subsections, Exhibits and Schedules shall be deemed references to and Sections or subsections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to any agreement (including this Agreement) or other agreement, instrument or document or to any statute or regulation or any specific section or other provision thereof are to it as amended and supplemented through such time (and, in the case of a statute or regulation or specific section or other provision thereof, to any successor of such statute, regulation, section or other provision). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day. Unless otherwise expressly provided herein or unless the context shall otherwise require, any provision of this Agreement using a term (by way of example and without limitation, such as "members of the Magness Group," "members of the Malone Group," "Affiliate" or Controlled Affiliate") the definition of which is based on a specified characteristic, qualification, feature or status shall, as of any time, refer only to such Persons who or other things which have the specified characteristic, qualification, feature or status as of that particular time. When used with reference to any Right, the term "exercise" shall mean to exercise the right to subscribe for, purchase or otherwise acquire shares of capital stock represented by such Right, and variants of such word (including "exercised" and "exercisable") shall have correlative meanings.

     (b) In the event of any stock split, stock dividend, recapitalization or other change in any Company's capital structure affecting the outstanding shares of any class or series of its capital stock, there shall be an appropriate adjustment in the kind, number or percentage of shares of such class or series specified in any provision of this Agreement under which (i) an action requires the approval or consent of the holders of a specified or determinable number or percentage of shares of such class or series or (ii) the effectiveness, enforceability or parameters of a right granted to any

Person, or an agreement, covenant or obligation of any Person, is stated to depend upon ownership of a specified or determinable number or percentage of shares of such class or series.

     (c) In the event that any shares of capital stock or other securities of any issuer of any class or series are or could be deemed to be Beneficially Owned by more than one member of the Magness Group or more than one member of the Malone Group, then for purposes of any provision of this Agreement under which (i) an action requires the approval or consent of the members of either Group that Beneficially Own a specified or determinable number or percentage of such shares of capital stock or other securities or (ii) the effectiveness, enforceability or parameters of any right or obligation of either Group or any or all members thereof is stated to depend upon or be based upon Beneficial Ownership of a specified or determinable number, amount or percentage of shares or other securities of such class or series, no such share or other security shall be deemed to be Beneficially Owned by more than one member of such Group or shall otherwise be counted or taken into account more than once.

     (d) The headings of the articles and sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

     (e) Each party and its own legal counsel have participated in the drafting of this Agreement, and this Agreement will be construed simply and according to its fair meaning and not strictly for or against any party.

     Section 6.2.   Determinations and Group Actions Generally.
                    ------------------------------------------

     (a) Unless otherwise expressly provided herein, all decisions and determinations (including any decision as to whether to give any consent or approval) required or permitted to be made hereunder by any one or more Persons (including any party or parties to this Agreement) shall be made by such Person or Persons in its or their sole discretion. Any notice, consent, approval or other decision by or on behalf of either Group or required or permitted by this Agreement shall be effective if expressed in a writing which is either (i) executed by a member or members of such Group that Beneficially Own issued and outstanding TCI High Vote Shares equal to at least a majority of the aggregate number of all issued and outstanding TCI High Vote Shares Beneficially Owned by all members of such Group collectively, or (ii) in the case of the Magness Group, executed by the Magness Group Representative or (iii) in the case of the Malone Group, executed by JCM, and in any such case the parties to this Agreement may assume that such member or members, the Magness Group Representative or JCM, as the case may be, has the power and authority to do so and may rely conclusively on such writing as expressing the action of the Magness Group or the Malone Group, as the case may be. JCM shall not be liable, in damages or otherwise, to any party to this Agreement, any Company, any of the Affiliates, stockholders, directors, officers, employees or agents of any such Person or to any other Person for or by reason of any action or omission in his capacity as the representative of the Malone Group. No Magness Group Representative shall be liable, in damages or otherwise, to any party to this Agreement, any Company, any of the Affiliates, stockholders, directors, officers, employees or agents of any such Person or to any other Person for or by reason of any action or omission in his capacity as the Magness Group Representative unless such act or failure to act was not within the scope of the authority or discretion conferred on the Magness Group Representative by this Agreement.

     (b) The Magness Group may designate any of its members as the Magness Group Representative by written notice of such designation (and containing such representatives address for notices and other communications) delivered to TCI and JCM. In the event of the death, incapacity or removal of the Person serving as the Magness Group Representative, the Magness Group shall promptly designate a successor. Pending such designation, each party to this Agreement shall be entitled to treat as the Magness Group Representative the member of the Magness Group who holds of record the greatest number of TCI High Vote Shares.

     (c) Unless otherwise expressly provided in this Agreement, this Agreement is not intended to create any "group" obligations or liabilities; the obligations and liabilities of the members of each Group shall be several and not joint; and no member of either Group or nor any other party hereto or Person referred to herein shall have any obligation or liability for the obligations or liabilities of any other member of such Group, any other party or any other Person. Without limiting the generality of the foregoing, unless otherwise expressly provided in this Agreement, if any member of either Group becomes obligated to purchase, sell or vote any shares of capital stock or other securities pursuant to this Agreement, such obligation shall be solely the individual obligation of such member. Each party shall be separately and independently entitled to rely on the representations and warranties of each other party made to in this Agreement and to the benefit of all agreements, covenants, obligations and commitments of each other party made with or to such party or the Group of which such party is a member.

     (d) No member of either Group who acquires any shares of capital stock or other securities from any member of the other Group shall be or become a member of such other Group unless otherwise agreed in writing by such acquiring member, JCM and the Magness Representative.

     Section 6.3.   Rights of Ownership; Obligations Subject to Applicable Laws.
                    -----------------------------------------------------------
Nothing contained in this Agreement shall create any obligation or restriction on the part of any member of either Group in the exercise and enjoyment of full rights of ownership of any shares of capital stock or other securities Beneficially Owned by such Person, except as expressly provided in this Agreement. The obligations of JCM and any other member of the Malone Group pursuant to Article II, III or IV shall in all cases be subject to and qualified by (i) the mandatory requirements of applicable laws, rules and regulations from time to time in effect, including the receipt of all consents and approvals of Governmental Authorities required and the expiration of all waiting periods applicable under any such law, rule or regulation without the commencement or threat of commencement of any action or proceeding seeking to enjoin or impose damages or penalties by reason of the consummation of any transaction contemplated by any such Article or to impose any restrictions, limitations, requirements or conditions which are or might be burdensome or adverse to any member of the Malone Group or any Company, and (ii) the absence of any material breach or violation of this Agreement or either Call Agreement by any member of the Magness Group.

     Section 6.4.     Legends; Stop Transfers.
                      -----------------------

     (a) Each certificate or other instrument representing any shares of capital stock, Rights or other securities that are Beneficially Owned by any member of either Group that are subject to any of the provisions of this Agreement or either Call Agreement shall bear a legend substantially in the following form, in addition to any other legend required under applicable law or by contract:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT AND/OR CALL AGREEMENT, EACH DATED AS OF FEBRUARY __, 1998 BY AND AMONG TELE-COMMUNICATIONS, INC., A DELAWARE CORPORATION, AND CERTAIN OF ITS STOCKHOLDERS. A COPY OF EACH SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. THE SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN IS RESTRICTED BY SUCH AGREEMENT(S) AND ANY SUCH SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION MAY BE MADE ONLY UPON COMPLIANCE THEREWITH. SUCH AGREEMENT(S) ALSO CONTAIN(S) PROVISIONS RELATING TO THE EXERCISE OF CERTAIN VOTING AND CONSENT RIGHTS, IF ANY, OF THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND MAY GRANT THE ISSUER OR OTHERS THE RIGHT TO PURCHASE SUCH SHARES UNDER CERTAIN CIRCUMSTANCES."

     (b) Unless the Person(s) to whom such Disposition is made (the "transferor(s)") is already a party to and bound by this Agreement or an applicable Call Agreement or is required by the terms hereof or thereof to become such a party or this Agreement, or an applicable Call Agreement requires that the shares, Rights or other securities Disposed of continue to be subject to this Agreement or an applicable Call Agreement, if any shares of capital stock, Rights or other securities represented by a certificate or other instrument that bears the legend set forth in subsection 6.4(a) are Disposed of in a transaction that is permitted by the provisions of this Agreement and the provisions of an applicable Call Agreement, the transferor(s) shall be entitled to receive from the issuer a new certificate or instrument, of like tenor but without the legend set forth in subsection 6.4(a), representing the shares, Rights or other securities so Disposed of that are not required to continue to be subject to either this Agreement or such applicable Call Agreement. In the case of any such Disposition of only part of the shares, Rights or other securities evidenced by a certificate bearing such legend, the certificate representing the shares, Rights or other securities that are not Disposed of shall continue to bear such legend.

     (c) Each Company agrees that it shall not, and shall direct each registrar and transfer agent of the Company not to, register any Disposition of any securities of such Company by any member of either Group that is not made in compliance with the applicable provisions of this Agreement.

     Section 6.5.  Binding Effect; Assignability.  This Agreement and all of the
                   -----------------------------
provisions hereof (including the exhibits and schedules hereto) shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators and personal representatives, and except as otherwise expressly provided herein, nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give any Person other than the parties any right, benefit, remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof. Except as otherwise specifically permitted or required pursuant to this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of TCI, JCM and the Magness Group Representative. The disability, incapacity, bankruptcy, insolvency, dissolution, liquidation or death of any member of the Malone Group or any member of the Magness Group shall not result in the termination or otherwise affect the rights or obligations of any such Person under this Agreement, it being agreed that such member's heirs, successors, assigns and legal representatives shall, in their capacities as such, succeed to all of such member's rights and obligations hereunder. Without limiting the generality of the foregoing, in the event of the disability, incapacity, or death of JCM, his executors or other legal representatives, in their capacities as such, and his heirs or distributees shall succeed to all of JCM's rights and obligations hereunder; provided, however, that, unless JCM's
                                        --------  -------
executors, administrators or heirs otherwise agree with the Magness Group Representative, in the event of JCM's death, (x) all High Vote Shares of any Company of any class or series subject to the voting rights of JCM under Section
2.2 shall be voted (or any other action required or requested of the holders of shares of that class or series shall be taken) in the manner directed or recommended by the Board of Directors of that Company and (y) unless TCI shall elect, on or before the latest date permitted by the Magness Call Agreement, to exercise its Call Right under Section 2.2 of the Magness Call Agreement, or if having made that election the closing under such Call

Agreement shall not occur when required (otherwise as a result of a default by any member of the Magness Group), all further rights and obligations of the parties under Sections 2.1 and 2.2 (as modified by clause (x) of this provision) shall terminate as of that latest date or the required closing date, as the case may be.

     Section 6.6.  Amendments and Waivers.  The provisions of this Agreement,
                   ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless approved in writing by TCI, JCM and the Magness Group Representative. For the sake of certainty, the parties specifically agree that (i) any supplemental agreement or instrument by which any Person who is not already a party to this Agreement agrees, as required or permitted by this Agreement, to become a party to and be bound by this Agreement and (ii) any amendment or supplement to this Agreement to reflect transfers or other transactions in accordance with this Agreement, and which does not, in either case, purport to amend, modify, waive or supplement in any material respect any of the substantive provisions hereof, shall be effective if executed by such Person, TCI, JCM and the Magness Group Representative.

     Section 6.7  Governing Law.  This Agreement and the validity,
                  -------------
interpretation and performance of the terms and provisions hereof shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the provisions thereof relating to choice or conflict of laws.

     Section 6.8  Notices.   All notices, requests, consents, demands, elections
                  -------
and other communications required or permitted hereunder shall be in writing and shall be given to the intended recipient at: (i) in the case of JCM or any member of the Malone Group, to JCM at such address as he may from time to time specify by written notice to TCI, each other Company that shall be a party to this Agreement, and the Magness Group Representative, (ii) in the case of the Magness Group Representative or any member of the Magness Group, to the Magness Group Representative at such address as he may from time to time specify by written notice to TCI, each other Company that shall be a party to this Agreement, and JCM, and (iii) in the case of TCI or any other Company, to it at its principal executive offices or at such changed address as it may from time to time specify in writing to JCM, the Magness Group Representative and each other Company that shall be a party to this Agreement. Any such notice, request, consent, demand, election or other communication shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, Express Mail, Federal Express or similar overnight delivery service for next Business Day delivery or by telegram, telex or facsimile transmission and will be deemed given, unless earlier received: (1) if sent by certified or registered mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (2) if sent by Express Mail, Federal Express or similar overnight delivery service for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender's account; (3) if sent by telegram or telex or facsimile transmission, on the date sent; and (4) if delivered by hand, on the date of delivery.

     Section 6.9  No Implied Waivers.  No action taken pursuant to this
                  ------------------
Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein or made pursuant hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     Section 6.10  Entire Agreement.  This Agreement (together with the Exhibits
                   ----------------
and Schedules hereto, if any) constitutes the entire agreement of the parties with respect to the specific subject matter hereof, and merges and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to such specific subject matter. For the sake of certainty, the parties specifically acknowledge that (i) this Agreement is not intended to merge, supersede or alter the provisions of (A) either Call Agreement, (B) any provision of the Settlement Agreement other than numbered paragraph 8 thereof, or (C) any separate agreement, release or instrument granted, entered into or delivered pursuant to the Settlement Agreement; and (ii) unless this Agreement is terminated under subsection (b), (c), (d) or (e) of Section 6.20, this Agreement and the Call Agreements will, as among the parties and effective as of the Effective Date, merge and supersede the letter agreement, dated June 17, 1988, among Bob Magness, Malone and Kearns-Tribune Corp. relating to the shares of TCI Common Stock owned by them. The respective representations and warranties of the parties shall survive the execution and delivery of this Agreement.

     Section 6.11  Inspection.  Copies of this Agreement will be available for
                   ----------
inspection or copying by any stockholder of TCI or any other Company that shall be a party to this Agreement through the secretary of TCI or such other Company.

     Section 6.12  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

     Section 6.13.  Further Assurances.  Each party shall cooperate and take
                    ------------------
such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     Section 6.14.  Specific Performance; Injunctive Relief; Remedies Are
                    -----------------------------------------------------
Cumulative.  Without intending to limit the rights or remedies available to any
----------
of the parties pursuant to this Agreement, a Call Agreement, at law or in equity (all of which shall be cumulative), each of the parties acknowledges that a violation by such party of any provision of this Agreement will cause the other parties irreparable injury for which an adequate remedy at law is not available and, therefore, the parties agree that the provisions of this Agreement shall be specifically enforceable, that each party shall be entitled to an injunction, restraining order, decree of specific performance or other form of equitable relief from any court of competent jurisdiction restraining any other party from committing any breach or threatened breach of, or otherwise specifically to enforce, any provision of this Agreement, and each party hereby waives and agrees not to assert in any action or proceeding in which any such form of relief is sought any defense that a remedy at law would be adequate. The rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which any party would otherwise have pursuant hereto, at law, in equity, by statute or otherwise.

     Section 6.15  Severability.  If any provision of this Agreement or the
                   ------------
application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, provided, that if any provision hereof or the application thereof shall be so held to be invalid, void or unenforceable by a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and, if such court shall fail to decline to do so, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision. To the extent that any provision shall be judicially unenforceable in any one or more states, such provision shall not be affected with respect to any other state, each provision with respect to each state being construed as several and independent.

     Section 6.16  Consent to Jurisdiction; Service of Process; Waiver of Jury
                   -----------------------------------------------------------
Trial
-----

     (a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN WILMINGTON, DELAWARE (INCLUDING OF ANY APPELLATE COURT TO WHICH AN APPEAL OF ANY JUDGMENT, ORDER, DECREE OR DECISION OF ANY SUCH COURT MAY BE TAKEN) IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR EITHER CALL AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH SUIT, ACTION OR PROCEEDING, (II) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT, INCLUDING ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (III) WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY SUCH

SUIT, ACTION OR PROCEEDING, AND (IV) WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS BY ANY MEANS, MANNER OR METHOD OTHER THAN IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES TO SUCH PARTY IN SECTION 6.8, AND AGREES THAT ANY PROCESS SERVED UPON SUCH PARTY IN SUCH MANNER PROVIDED FOR IN
SECTION 6.8 SHALL HAVE THE SAME VALIDITY AND LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN WILMINGTON, DELAWARE.

     (b) Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of any other jurisdiction. The consents to jurisdiction set forth in this Section shall not constitute general consents to service of process in the State of Delaware, shall have no effect for any purpose except as provided in this Section and shall not be deemed to confer rights on any Person other than the parties to this Agreement.

     Section 6.17.  Facsimile Signatures.  This Agreement and any proxy or other
                    --------------------
instrument executed and delivered by any party pursuant to this Agreement may be executed by facsimile signatures.

     Section 6.18  Attorneys' Fees.  In any action or proceeding brought to
                   ---------------
enforce any provision of this Agreement, and in any action or proceeding otherwise arising under or with respect to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     Section 6.19.  Expenses.  Except as otherwise expressly provided in this
                    --------
Agreement, each party will pay its own costs and expenses in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, any amendment or supplement to or modification of this Agreement and any and all other agreements, instruments, certificates and other documents furnished pursuant hereto or in connection herewith.

     Section 6.20  Termination; Lapse of Certain Provisions.
                   ----------------------------------------

     (a) This Agreement shall terminate automatically without the necessity of action by any party upon the first to occur of (i) the written agreement by JCM and the Magness Group Representative to terminate this Agreement; and (ii) the delivery to TCI, each other Company that shall be a party to this Agreement and the Magness Group Representative of a notice of termination executed by JCM at any time after the date on which the Malone Group or the Magness Group ceases, otherwise than as a result of a breach or violation of this Agreement or any Call Agreement, to collectively Beneficially Own issued and outstanding TCI High Vote Shares entitling the holders thereof to 5% or more of the total number of Director Votes represented by all TCI High Vote Shares then outstanding.

     (b) If any action required to be taken or completed prior to the Closing Date (as defined in the Settlement Agreement) by any provision of the Settlement Agreement, including those required or contemplated by paragraph 4 of the Settlement Agreement, is not duly taken or completed as provided therein, then without limiting any rights or remedies otherwise available to him, JCM may elect at any time thereafter to terminate this Agreement effective as of the date of delivery by him of a written notice of termination to TCI and the Magness Group Representative.

     (c) If a member of either Group no longer owns any High Vote Shares of any Company, otherwise than as a result of a breach or violation of this Agreement or any applicable Call Agreement, such party will cease to be a party to this Agreement, but this Agreement shall continue in full force and effect and continue to be binding on all other parties. In addition, unless JCM and the Magness Group Representative otherwise agree in writing, if any such party subsequently acquires Beneficial Ownership of any High Vote Shares of any Company, such party shall be required to simultaneously once again become a party to this Agreement and a member of his original Group.

     (d) If any of the actions contemplated by numbered paragraph 4 of the Settlement Agreement are not taken when and substantially as set forth in such paragraph (otherwise than by reason of a material default by JCM of his obligations thereunder) or if the payment contemplated by Section 2.1 of the Malone Call Agreement is not made on or prior to the Effective Date otherwise than by reason of a material default by JCM in the performance of his obligations hereunder, under the Malone Call Agreement or under the Settlement Agreement, then in addition to any other rights and remedies he may have by contract, at law, in equity or otherwise, JCM may at any time after the Effective Date elect, by written notice to TCI and the Magness Group Representative, to terminate this Agreement and/or the Malone Call Agreement unless such action is taken or such payment is made prior to the expiration of such ten-day period.

     (e) If any of the actions contemplated by numbered paragraph 4 of the Settlement Agreement are not taken when and substantially as set forth in such paragraph (otherwise than by reason of a material default by any member of the Magness Group of his obligations thereunder) or if the payment contemplated by
Section 2.1 of the Magness Call Agreement is not made on or prior to the Effective Date otherwise than by reason of a material default by any member of the Magness Group in the performance of his obligations hereunder, under the Magness Call Agreement or under the Settlement Agreement, then in addition to any other rights and remedies they may have by contract, at law, in equity or otherwise, the Magness Group Representative, on behalf of the Magness Group, may at any time after the Effective Date elect, by not less than 10 days' prior written notice to TCI and JCM, to terminate this Agreement and/or the Magness Call Agreement unless such action is taken or such payment is made prior to the expiration of such ten-day period.

     Section 6.21   Allocation of Consideration.  If, in connection with any
                    ---------------------------
transaction covered by Section 4.1 or Section 4.2, any member of the Malone Group proposes to transfer to any Prospective Purchaser or Drag-Along Purchaser (as the case may be) any assets, securities or other property or consideration in addition to the High Vote Shares referred to in such Section, then the total consideration payable to such member of the Malone Group for such assets, securities, other property or consideration and High Vote Shares shall be allocated among such items in such manner as JCM, such Prospective Purchaser or Drag-Along Purchaser (as the case may be) and the Magness Group Representative shall agree in writing or if such Persons, despite their good faith efforts, fail to agree, then in proportion to the respective fair market values of such items.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                         -----------------------------------
                         Kim Magness, individually and as Trustee of the Magness Family Irrevocable Trusts and the Magness Issue GST Trusts


                         -----------------------------------
                         Gary Magness, individually and as Trustee of the Magness Family Irrevocable Trusts and the Magness Issue GST Trusts


                         ESTATE OF BETSY MAGNESS


                         By:
                             --------------------------------
                             Kim Magness, Personal
                             Representative

                         ESTATE OF BOB MAGNESS


                         By:
                             --------------------------------
                             Kim Magness, Personal
                             Representative


                         By:
                             --------------------------------
                             Gary Magness, Personal
                             Representative

                         TELE-COMMUNICATIONS, INC.

                         By:
                              ----------------------------
                         Its:
                              ----------------------------


                         ---------------------------------
                              DR. JOHN C. MALONE


                         ---------------------------------
                              LESLIE MALONE

                                   EXHIBIT A

                                 DEFINED TERMS

The following terms shall have the following respective meanings:

       "Acquisition Right" has the meaning assigned to such term in Section 3.1(a).

       "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through or with one or more intermediaries, controls, is controlled by or is under common control with, such Person. The term "affiliated" (whether or not capitalized) shall have a correlative meaning. For purposes of this Agreement, unless JCM and the Magness Group Representative otherwise agree in writing, no member of either Group shall be deemed to be an Affiliate of any member of the other Group.

       "Agreement" means this Agreement, including all Exhibits and Schedules hereto, if any, as the same may be amended from time to time in accordance with its terms.

       "Approved Sale" has the meaning assigned to such term in Section 4.2(a).

       "Approved Stock Sale" has the meaning assigned to such term in Section 4.2(b).

       "Beneficial Owner" means, with reference to any security, a direct or indirect beneficial owner of such security within the meaning of Rule 13d-3 under the Exchange Act, as in effect on and as interpreted by the Commission through the date of this Agreement, and the terms (whether or not capitalized) "beneficially own," "beneficially owned" and "owned beneficially" shall have correlative meanings; provided, however, that any Person who at any time
                      --------  -------
beneficially owns any Right to acquire such security shall not be deemed to beneficially own the underlying securities unless or until such Right is exercised. Notwithstanding the foregoing, unless otherwise expressly provided in this Agreement:

          (i) no Person who is a member of either Group or any "group" referred to in Rule 13d-5 under the Exchange Act shall be deemed to be the Beneficial Owner of any securities of which such Person would not be a Beneficial Owner absent such group membership;

          (ii) a Person shall not be deemed a Beneficial Owner of any securities if such beneficial ownership (A) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder and is not also then reportable on
       Schedule 13D under the Exchange Act or (B) arises solely as a


                                      1-A
       result of the possession of any right, power or proxy with respect to such securities arising under this Agreement;

          (iii) TCI shall not be deemed to be a Beneficial Owner or to share Beneficial Ownership of any shares or other securities that are subject to either Call Agreement; and

          (iv) JCM shall not be deemed to beneficially own any securities beneficially owned by LM and vice versa;
                                    ---- -----

The terms "beneficially own" and "beneficially owning" or similar variants, whether or not capitalized, shall have meanings that are correlative to this definition of the term "Beneficial Owner."

       "Betsy Estate" has the meaning given to it in the introductory paragraph of this Agreement.

       "Bob Estate" has the meaning given to it in the introductory paragraph of this Agreement.

       "BT Proxy" has the meaning given to it in Section 5.2.

       "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in either New York, New York or Denver, Colorado are authorized or obligated by law or executive order to close.

       "Buyers" has the meaning given to it in Section 4.1(a).

       "Call Agreement" means either the Malone Call Agreement or the Magness Call Agreement, as the context requires.

       "Charitable Transferee" means, with respect to either Group, any private charitable foundation or donor advised fund established by one or more members of such Group that, in either case, (i) is controlled directly or indirectly solely by one or more members of such Group, and (ii) meets the requirements under the Code for such member(s) or Related Parties to deduct donations to such foundation or donor advised fund.

       "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations from time to time promulgated thereunder.

       "Company" means (i) TCI or (ii) any Spin-Off Company as long as and only so long as it (A) has Common Stock registered under Section 12(b) or 12(g) of the Exchange Act and (B) a


                                      2-A
majority of TCI's directors then in office are also members of the Board of Directors of such Spin-Off Company and such TCI directors constitute a majority of the Board of Directors of such Spin-Off Company.

       "Control" as used with respect to any Person, means the possession, directly or indirectly through or with one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms "controlled by" and "under common control with" shall have correlative meanings.

       "Controlled Affiliate," when used with respect to a specified Person, means each Affiliate of such Person that is Controlled by such Person and which is not Controlled by or under common Control with any other Person (except one or more other Controlled Affiliates of such specified Person); provided,
                                                               --------
however, that no Affiliate of such Person which otherwise would be a Controlled
-------
Affiliate of such specified Person shall, for purposes of this Agreement, be deemed to be a Controlled Affiliate of such Person unless such specified Person possesses, directly or indirectly, the power to direct decisions regarding the disposition and voting of the High Vote Shares held by such Affiliate without breach or violation of any applicable contractual or fiduciary or other legal duty or requirement by such specified Person, any of its Affiliates or any individual designated by such Person or any of its Affiliates as a member of the board of directors or other governing or managing body of such Affiliate.

       "Covered Issuer" means (i) TCI, or (ii) any Controlled Affiliate of TCI formed or organized after the date of this Agreement that issues or proposes to issue any securities covered by an Acquisition Right (other than an Exempt Acquisition Right) or (iii) any other issuer of Equity Securities as to which JCM acquires an Acquisition Right (other than an Exempt Acquisition Right) and in which TCI has a substantial economic or equity interest.

       "Designated Director" has the meaning assigned to such term in Section 2.1(a).

       "Director Votes" when used with reference to any share of capital stock of any class or series of any issuer means the number of votes, if any, with respect to the election of directors of such issuer that a record holder of a single share of such class or series ordinarily is entitled to cast with respect to the election of such issuer's directors generally, whether at all times or only so long as no other class or series of capital stock of the Corporation has such voting power by reason of any contingency.

       "Disposition" has the meaning assigned to such term in Section 5.4; however, the term "Disposition" does not include the granting of any revocable proxy that satisfies clause (ii) (A) of the proviso of the definition of "Beneficial Owner" above.



                                      3-A

       "Drag-Along Purchaser" has the meaning assigned to such term in Section 4.2(a).

       "Effective Date" means the Closing Date, as defined in the Settlement Agreement, or such earlier or later date agreed to by the parties thereto for consummation of the transactions contemplated by paragraph 4 thereof.

       "Eligible Shares" has the meaning assigned to such term in Section
4.1(a).

       "Entity" means any corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, other unincorporated business or organization or other Person which is not either a natural person or a governmental authority or agency.

       "Equity Security" means any High Vote Share or Low Vote Share of any Covered Issuer and includes any Right to acquire any such High Vote Share or Low Vote Share.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exempt Acquisition Right" means any Acquisition Right that:

          (i) constitutes or is for Equity Securities that constitute all or any part of the consideration receivable by JCM in any Exempt Transfer;

          (ii) is for any Equity Securities that are issued or offered by any issuer to all holders of shares of such issuer's capital stock of any class or series on a proportionate basis, including as a stock dividend or other distribution upon, any subdivision, combination or recapitalization of or other change in capital structure affecting the outstanding shares of such class or series;

          (iii) is for Equity Securities that are sold by any issuer pursuant to a bona fide public offering pursuant to a registration statement filed
         ---- ----
       under the Securities Act of 1933, as amended;

          (iv) constitutes or is for Equity Securities as to which the Magness Group had the opportunity to participate or exercise preemptive rights;

          (v) is for any Equity Securities issued upon exercise of any Rights to acquire such Equity Securities that were sold, issued or otherwise granted to JCM prior to the date of this Agreement or granted to JCM thereafter as part of a transaction as to which JCM had an Exempt Acquisition Right or as part of an Acquisition Right as to which the Magness Group had the opportunity to participate in accordance with
       Article III;



                                      4-A

          (vi) was or relates to any Equity Securities granted to or acquired by JCM prior to the date of this Agreement;

          (vii)  arises from either Call Agreement;

          (viii) is granted or offered by any member of the Magness Group with respect to any Equity Securities Beneficially Owned by such member; or

          (xi) is offered or granted as, or is for Equity Securities that are offered or granted as, compensation (including deferred compensation) for any past, present or future services by the recipient as an officer, director, consultant or in any similar capacity to the issuer or any of its subsidiaries or Affiliates or otherwise offered or granted to the recipient by virtue of the recipient's status as an officer, director or consultant to, or a person performing similar functions for, the issuer or any of its subsidiaries or Affiliates.

       "Exempt Transfer" means, with respect to any High Vote Share of any Company or any Rights to acquire any High Vote Share of any Company Beneficially Owned by any member of the Malone Group:

          (i) an exchange of such security for another security, cash or other property that occurs by operation of law in connection with a merger or consolidation of the issuer with or into another corporation, which merger or consolidation has been duly authorized and approved by the required vote of the Board of Directors and each class of the stockholders of such issuer pursuant to its charter documents and the laws of the state of its incorporation;

          (ii) an exchange of such security for, or a conversion of such security into, a security of any other class, series or issue which occurs by operation of law as the result of a recapitalization or similar event which has been duly authorized and approved by the required vote of the Board of Directors and each class of the stockholders of the issuer pursuant to its charter documents and the laws of its state of incorporation;

          (iii) any surrender of such security upon redemption or repurchase of such security by the issuer or any of its Controlled Affiliates;

          (iv) any Permitted Pledge of such security and any transfer of such pledged security to the pledgee upon foreclosure;

          (v) a Disposition to another member of the Malone Group or the Magness Group or any Controlled Affiliate of a member of either Group;



                                      5-A

          (vi) a gift or assignment for no consideration by such Person during his life to any one or more of his Related Parties;

          (vii) any transfer to the legal representatives of an individual upon his death or adjudication of incompetency or by any such legal representatives to any Person to whom the transferor could have transferred such security pursuant to any clause of this definition;

          (viii) a transfer of High Vote Shares of any Company by one or more members of the Malone Group to any Charitable Transferee and any subsequent transfer by any such Charitable Transferee of any such shares;

          (ix) any sale or other Disposition of such security to any Person who shall by a written instrument become a party to this Agreement and bound by the provisions hereof applicable to the members of the Malone Group;

          (x) any involuntary sale or other Disposition of such security, including any sale or other Disposition upon the death or bankruptcy of the holder or ordered by any Governmental Authority;

          (xi) any sale or other Disposition of such security pursuant to an offer made by a Prospective Purchaser on the same terms, on a per share or per security basis, to all members of each Group who hold securities of the same class or series; or

          (xii) any sale or other Disposition of any High Vote Shares of any Company that is pursuant to or contemplated by Article III or IV or
       Section 5.4 of this Agreement or is pursuant to Section 2.3(f) of, or any other "Exempt Transfer" as defined in, the Malone Call Agreement;

provided, however, that no Disposition pursuant to clause (vi) or (vii) shall be
--------  -------
an Exempt Transfer, unless each Person to whom any such Disposition is made, unless already a party to this Agreement and bound by the provisions hereof applicable to members of the Malone Group or a Controlled Affiliate of such a party, shall by a written instrument become a party to this Agreement and bound by the provisions hereof applicable to the members of the Malone Group.

       "Gary" has the meaning assigned to such term in the introductory paragraph of this Agreement.

       "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any court, commission, agency or other body exercising executive, legislative, judicial or regulatory functions.



                                      6-A

       "Group" means either the Malone Group or the Magness Group, as the context requires.

       "High Vote Share" means, with reference to any issuer, any share of Voting Stock of such issuer of any class or series that has more than one Director Vote per share.

       "JCM" has the meaning assigned to such term in the introductory paragraph of this Agreement.

       "Kim" has the meaning assigned to such term in the introductory paragraph of this Agreement.

       "LM" has the meaning assigned to such term in the introductory paragraph of this Agreement.

       "Low Vote Share" means, with reference to any issuer, any share of Voting Stock of such issuer of any class or series that has not more than one Director Vote per share.

       "Magness Call Agreement" means the Call Agreement, dated as of the date of this Agreement, among TCI and each member of the Magness Group.

       "Magness Group" shall mean (i) each of Gary (individually and in any Representative Capacity), Kim (individually and in any Representative Capacity), the Bob Estate, the Betsy Estate, each other Person who now or hereafter has a Representative Capacity with respect to either of such estates or any trust established thereunder, (ii) each other Person who is required to or becomes a party to this Agreement and a member of the Magness Group pursuant to any provision of this Agreement, (iii) each other Person who at any time acquires any High Vote Shares of any Company in a transaction or a chain of transactions initiated by another member of the Magness Group, other than Exempt Transfers and (iv) each spouse or other Related Party of any member of the Magness Group, in each case so long as such Person is or is required to be a party to this Agreement or such Person or any of its Related Parties is the direct or indirect Beneficial Owner of any High Vote Shares of any Company.

       "Magness Group Representative" means any natural person who is a member of the Magness Group duly appointed and serving as the representative of the Magness Group for purposes of this Agreement. The Magness Group may, at any time by a written notice delivered to TCI and the members of the Malone Group, remove and replace the Person then serving as Magness Group Representative, provided that such representative shall at all times be a natural person and a member of the Magness Group.

       "Malone Call Agreement" means the Call Agreement, dated as of the date of this Agreement, among TCI and each member of the Malone Group.



                                      7-A

       "Malone Group" shall mean (i) each of JCM and LM, (ii) each other Person who is required to or becomes a party to this Agreement and a member of the Malone Group pursuant to any provision of this Agreement, (iii) each other Person who at any time acquires any High Vote Shares of any Company in a transaction or a chain of transactions initiated by another member of the Malone Group, other than Exempt Transfers and (iv) each spouse or other Related Party of any Member of the Malone Group, in each case so long as such Person is or is required to be a party to this Agreement or such Person or any of its Related Parties is the direct or indirect Beneficial Owner of any High Vote Shares of any Company.

       "Other Stockholder" has the meaning assigned to such term in Section 4.2(b).

       "Participation Offer" has the meaning assigned to such term in Section 3.1(a).

       "Permitted Pledge" means, with respect to any security, a bona fide
                                                                 ---- ----
pledge of by a Beneficial Owner or other holder of such security to a financial institution to secure borrowings.

       "Person" means any individual, corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, unincorporated business or organization, governmental authority or other legal entity or legal person, whether acting in an individual, fiduciary or other capacity.

       "Prospective Purchaser" has the meaning assigned to such term in Section 4.1(a).

       "Qualified Trust" means, with respect to any member of either Group, any trust that is directly or indirectly controlled solely by one or more members of such Group and the beneficiaries of which are one or more Related Parties or Charitable Transferees of such members(s), including any such trust that is so controlled and (i) qualifies under the Code as a so-called "charitable remainder trust," provided that the income beneficiaries consist solely of one or more Related Parties of such member(s) and the remainder interest reverts to one or more Charitable Transferees of such trustee(s), or (ii) qualifies under the Code as a so-called "charitable lead trust," provided that the income beneficiaries consist solely of one or more Charitable Transferees and the remainder interest reverts to such trustee(s) or one or more Related Parties of such member(s).

       "Related Party" means, with respect to any member of either Group,

          (i) the spouse, siblings and lineal descendants (which shall include a Person adopted before the age of 18) of such Person or any spouse of any such sibling or lineal descendant;

          (ii)  any Qualified Trust;



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          (iii) a custodian under the Uniform Gifts to Minors Act or similar fiduciary for the exclusive benefit of such Person's children during their lives or a Charitable Transferee; or

          (iv) a corporation, limited liability company, private foundation or other entity organized under the laws of any state in the United States which is Controlled by, and all equity, participation, beneficial or similar interests (and rights to acquire any thereof, contingently or otherwise) of which are beneficially owned solely by such Person or such Person and one or more Related Parties of such Person.

       "Representative Capacity" means, with respect to any Person that is a party to this Agreement, such Person as an executor or administrator of the Bob Estate, the Betsy Estate or any other estate, as a trustee of any trust or in any other fiduciary or representative capacity if such Person, in such capacity, directly or indirectly possesses or shares the power to vote or dispose or direct the voting or disposition of any High Vote Shares or Rights to acquire any High Vote Shares issued by any Company or any other shares of capital stock, Rights or other securities subject to any provisions of this Agreement.

       "Rights" means, with respect to any capital stock of any class or series, any options, warrants, shares of convertible preferred stock, convertible notes or other securities, instruments or rights, however denominated, which are convertible into or exercisable or exchangeable for, or otherwise carry the right to subscribe for, purchase or otherwise acquire any shares of such capital stock (or any other Rights with respect to any such shares), whether with or without payment of additional consideration and whether immediately or upon the occurrence of a specified date the satisfaction or happening of any condition or contingency.

       "Selling Stockholder" has the meaning assigned to such term in Section 4.1(a).

       "Settlement Agreement" has the meaning assigned to such term in the preamble to this Agreement.

       "Spin-Off Company" a wholly owned subsidiary of TCI any High Vote Shares of which are distributed to the common stockholders of TCI pursuant to a stock dividend or other distribution, if and so long as such subsidiary continues to be a Controlled Affiliate of TCI or JCM.

       "Subject Securities " has the meaning assigned to such term in Section 3.1(a).

       "Tag-Along Exercise Notice" has the meaning assigned to such term in
Section 4.1(b).

       "Tag-Along Notice" has the meaning assigned to such term in Section
4.1(b).



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

       "Tag-Along Shares" has the meaning assigned to such term in Section
4.1(b).

       "TCI" has the meaning assigned to such term in the introductory paragraph of this Agreement.

       "Transfer" means, when used with respect to any security, any sale, exchange or other assignment of Beneficial Ownership of such security for value, but such term shall not include any transfer of the power to vote a security to the extent required to avoid any forfeiture or divestiture of any securities or property or other adverse result under any law, rule, regulation, judgment, order or decree, any delivery of a revocable proxy, any redemption, purchase or other acquisition in any manner (whether or not for any consideration) by the issuer of such security the conversion or exchange of such security for another security of the same issuer, the exercise of any Right, any other exercise of any conversion, exchange, purchase or other right of holders of securities of the same class, series or issue generally or the expiration or failure to exercise any Right or any other conversion, exchange, purchase or right of the holder of such security.

       "Voting Stock" when used with reference to any issuer and to any election of directors of such issuer or any other matter which submitted or to be submitted to a vote or the written consent of, or other action by, stockholders of such issuer, means any class or series of capital stock of such issuer that has voting power with respect to such election or other matter. For purposes of
Article II, an obligation on the part of any Person to vote any Voting Stock with regard to any matter applies only to those shares held by such Person on the applicable record date or other date for determining the holders of Voting Stock of that class or series entitled to vote on such matter.



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